                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    November 15, 2005
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                  Citigroup Commercial Mortgage Securities Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                              333-127304-01         13-3439681
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(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)

388 Greenwich Street, New York, New York                         10013
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On November 15, 2005, a pooling and servicing agreement dated as of
November 1, 2005 (the "Pooling and Servicing Agreement"), was entered into by and between Citigroup Commercial Mortgage Securities Inc. as depositor (the
"Registrant"), Midland Loan Services, Inc. as master servicer, LNR Partners,
Inc. as special servicer, LaSalle Bank National Association as trustee, and
ABN AMRO Bank N.V. as fiscal agent, for the purpose of issuing a single series of certificates, entitled CD 2005-CD1 Commercial Mortgage Trust ("CD 2005-CD1
Commercial Mortgage Trust"), Commercial Mortgage Pass-Through Certificates,
Series 2005-CD1 (the "Certificates"). The Pooling and Servicing Agreement is
attached as Exhibit 4.1 hereto. Certain classes of the Certificates, designated as Class A-1, Class A-1D, Class A-2FL, Class A-2FX, Class A-3, Class A-SB, Class
A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D and Class E
(collectively, the "Publicly-Offered Certificates") were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-127304)
and sold to Citigroup Global Markets Inc., Deutsche Bank Securities Inc., PNC
Capital Markets, Inc., Banc of America Securities LLC, Lehman Brothers Inc.,
Nomura Securities International, Inc. and Wachovia Capital Markets, LLC
(collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of October 27, 2005 (the "Underwriting Agreement"), between the Registrant and the Underwriters. The Underwriting Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Publicly-Offered Certificates
(the "CGMRC Mortgage Loans") were acquired by the Registrant from Citigroup
Global Markets Realty Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of October 27, 2005 (the "CGMRC Mortgage Loan
Purchase Agreement"), which is attached hereto as Exhibit 99.1. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "Deutsche Bank
Mortgage Loans") were acquired by the Registrant from German American Capital
Corporation ("GACC") as seller pursuant to a mortgage loan purchase agreement dated as of October 27, 2005 (the "Deutsche Bank Mortgage Loan Purchase
Agreement"), which is attached hereto as Exhibit 99.2. Certain other of the mortgage loans backing the Publicly-Offered Certificates (the "PNC Bank Mortgage
Loans") were acquired by the Registrant from PNC Bank, National Association
("PNC Bank") as seller pursuant to a mortgage loan purchase agreement dated as of October 27, 2005 (the "PNC Bank Mortgage Loan Purchase Agreement"), which is attached hereto as Exhibit 99.3. The remaining mortgage loans backing the
Publicly-Offered Certificates (the "PMCF Mortgage Loans"; the CGMRC Mortgage
Loans, the Deutsche Bank Mortgage Loans, the PNC Bank Mortgage Loans and the
PMCF Mortgage Loans, collectively, the "Mortgage Loans") were acquired by the
Registrant from Prudential Mortgage Capital Funding, LLC ("PMCF") as seller pursuant to a mortgage loan purchase agreement dated as of October 27, 2005 (the
"PMCF Mortgage Loan Purchase Agreement"; the CGMRC Mortgage Loan Purchase
Agreement, the Deutsche Bank Mortgage Loan Purchase Agreement, the PNC Bank
Mortgage Loan Purchase Agreement and the PMCF Mortgage Loan Purchase Agreement,
collectively, the "Mortgage Loan Purchase Agreements"), which is attached hereto as Exhibit 99.4. Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (CGMRC, GACC, PNC Bank or PMCF, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

         The assets of the CD 2005-CD1 Commercial Mortgage Trust will include an interest rate swap agreement with respect to the Class A-2FL Certificates between the trustee on behalf of the CD 2005-CD1 Commercial Mortgage Trust and
Citibank N.A. as swap counterparty. The swap

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agreement includes a Schedule to the ISDA 2002 Master Agreement (the
"Schedule"), which is attached hereto as Exhibit 99.5, an ISDA 1994 Credit
Support Annex dated as of November 15, 2005 (the "Credit Support Annex"), which is attached hereto as Exhibit 99.6, and a confirmation pursuant to the ISDA 2002
Master Agreement dated November 15, 2005 (the "Confirmation"), which is attached hereto as Exhibit 99.7.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.       Description

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              CGMRC Mortgage Loan Purchase Agreement

99.2              Deutsche Bank Mortgage Loan Purchase Agreement

99.3              PNC Bank Mortgage Loan Purchase Agreement

99.4              PMCF Mortgage Loan Purchase Agreement

99.5              Schedule to ISDA 2002 Master Agreement

99.6              ISDA Credit Support Annex

99.7              Swap Confirmation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 30, 2005

                                           CITIGROUP COMMERCIAL MORTGAGE
                                               SECURITIES INC.

                                           By: /s/ Angela Vleck
                                               ---------------------------------
                                           Name:  Angela Vleck
                                           Title:  Vice President

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

1.1               Underwriting Agreement

4.1               Pooling and Servicing Agreement

99.1              CGMRC Mortgage Loan Purchase Agreement

99.2              Deutsche Bank Mortgage Loan Purchase Agreement

99.3              PNC Bank Mortgage Loan Purchase Agreement

99.4              PMCF Mortgage Loan Purchase Agreement

99.5              Schedule to ISDA 2002 Master Agreement

99.6              ISDA Credit Support Annex

99.7              Swap Confirmation